                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-2631

                          Chestnut Street Exchange Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              400 Bellevue Parkway
                              Wilmington, DE 19809
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Edward J. Roach
                              400 Bellevue Parkway
                              Wilmington, DE 19809
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 302-792-2555

                   Date of fiscal year end: December 31, 2003

                   Date of reporting period: December 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

     The Annual Report to stockholders is filed herewith.

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

Robert R. Fortune
     Chairman

                                                                February 2, 2004
Fellow Partner:

     Enclosed is the Annual Report of Chestnut Street Exchange Fund for the year ended December 31, 2003.

     Our Fund earned $4.61 per share from net investment income for a share outstanding throughout 2003, compared to $3.99 per share earned in 2002. Dividend income increased by 3% over 2002 and expenses, principally the advisory fee which is tied to the market, were lower by 7%.

     A long-term capital loss of $3,705,400 on the sale of the remainder of our holding in Schering-Plough was sustained in 2003 and is available for carry-over to offset future realized gains.

     After providing for the January 2004 distribution, the net asset value per partnership share at December 31, 2003 was $327.39. The net asset value at September 30, 2003, the date of our last report, was $299.93.

     Data on the equity markets, on certain holdings and on the performance of our Fund since inception, including comparisons to leading stock market indices appear in the accompanying Investment Adviser's Report.

     Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

                                           Yours sincerely,

                                           -s- Robert R. Fortune

                                           Robert R. Fortune

                          INVESTMENT ADVISER'S REPORT

MARKET REVIEW

     The stock market rally that began in the Spring of 2003 marched on in the fourth quarter as positive economic data, the capture of Saddam Hussein, and a notable absence of bad news combined to keep investors upbeat. The S&P 500 Index and the Dow Jones Industrial Average finished the quarter up 12.2% and 13.4%, respectively, while the Russell 2000 Index of small company stocks gained 14.5% and the NASDAQ rose 12.3%. The lofty fourth quarter returns added to already impressive year to date gains for most indices through the first three quarters of 2003. The S&P 500 finished the year up 28.7% and the Dow wasn't far behind with a return of 28.3%. The Russell 2000 and NASDAQ indices were even more impressive, gaining 47.3% and 50.8% respectively. From the lows in early March through year-end, the S&P 500 Index rallied approximately 39% and the NASDAQ was up 58% while the Russell 2000 gained approximately 60%.

     Large cap stocks managed to outperform small cap stocks late in the year, bringing the returns close to parity for the fourth quarter, but this did little to chip away at the considerable outperformance turned in by the small caps for the year. The two dominant investment themes throughout much of 2003 were the outperformance of smaller capitalization stocks and stocks with higher volatility. This high beta, low quality trend moderated toward the end of the year as the prevailing opinion moved to the global cyclical recovery theme. Industry groups and sectors viewed as beneficiaries of global growth significantly outperformed as a result.

     The corporate profit situation was surprisingly robust in the second half of the year and has led to an improvement in market tone and investor confidence. According to ISI Group, analysts are expecting earnings to be up approximately 22% for the fourth quarter while expectations for 2004 are for growth of 11% to 12% over 2003. Some sectors, including technology, industrials and materials have even higher expectations for growth and, given the tremendous gains in some of these stocks since March, any earnings disappointments could stall the market rally.

     For the year, the improving economy coupled with the recovery of corporate profits resulted in increased investor confidence and an increased tolerance for risk. The result was a surprisingly strong year for equities around the globe. In the U.S. market, earnings recovery themes clearly dominated all else, despite the uncertainty about the sustainability of earnings growth. Information technology stocks led the market with the sector gaining approximately 46% for the year. Consumer discretionary and materials stocks also performed very well with returns of 36% and 35%, respectively. Defensive sectors generally lagged with health care, consumer staples and telecomm up only 13.3%, 9.2% and 3.3%, respectively.

ECONOMY

     Economic figures released during the fourth quarter indicate that the U.S. economy continues to grow with new housing starts, existing home sales, GDP and the ISM Manufacturing Index all signaling strength. Despite the apparent strength in the economy, the labor market has been slow to recover significantly and capacity utilization has remained stubbornly low at approximately 75%. On the whole, we believe that the foundation for this economic recovery is becoming increasingly solid and we expect this growth to continue in 2004, albeit at a more modest pace. In the Fed's most recent risk assessment, the outlook for inflation was changed to balanced from the previous bias toward deflation despite declines in the PPI, core PPI, CPI and core CPI indices in December. We believe an increase in the Fed Funds Rate is unlikely in the initial months of 2004 but with the economy gaining ground and the dollar continuing to fall against world currencies, we believe that the general trend for interest rates will be up in 2004.

OUTLOOK

     As we head into 2004, the economy appears set to continue growing and corporate profits should also continue to improve thanks to increases in productivity and revenue generation. Later in the year, earnings growth rates should moderate due to the comparison to the very strong second half of 2003 but should remain healthy in general. So despite relatively high expectations for earnings and less than compelling valuations, we expect the market's direction to be generally positive from this point. On a more cautionary note, while the economy and corporate profit performance have clearly improved, the continued strong move up in some sectors of the market has bordered on speculation in our view, most notably in technology and the "high-beta" low quality stocks that have surged since March. We would be wary of these stocks and would focus on companies where economic strength appears to be leading to measurably better results and improving fundamentals.

PORTFOLIO REVIEW

     For the year, the portfolio was up 25.78% compared to a return of 28.70% for the S&P. Small cap stocks led the market by a wide margin once again in the fourth quarter, as has been the case for most of the year. Many of these companies were in danger of severe financial distress or even bankruptcy had the technology recession or the bear market continued much longer. The economic recovery breathed new life into these companies and prompted investors to rush in to these small companies to take advantage of their depressed valuations. This trend hurt the Fund relative to the S&P 500 Index, which has more exposure to smaller companies. One reassuring fact is that these trends are not unusual at the beginning of a market recovery, but typically do not last for very long. Eventually, higher quality, established companies with tangible earnings growth attract investors while the smaller, more speculative stocks that rally so strongly early in the cycle suffer from profit taking. Chestnut Street Exchange Fund is not managed to capture the short-term profits that can come from investing in these speculative stocks. We have been, and will continue to focus on well-managed companies with long-term staying power.

     Stocks that added significantly to the Fund's return included Wells Fargo and 3M. Wells Fargo shares were strong due to its exposure to the mortgage market. It also benefited from the announcement that FleetBoston would be acquired by Bank of America, which sparked some merger buying in the banking group. 3M also performed well, benefiting from the strength of the economy.

     For the year, Intel was the largest contributor to overall performance by a wide margin as the stock comprised approximately 15% of the total portfolio and rose more than 100% during the year. Unfortunately, the portfolio's health care position, which was the largest sector represented in the portfolio, more than offset the positive contribution from Intel. Compounding the issue was the fact that the Fund's two largest positions in the sector, Merck and Johnson & Johnson, underperformed within the group. Merck declined approximately 14% for the year while J&J declined approximately 4%. Defensive groups lagged as investors sought out stocks with more cyclical earnings streams that should experience earnings acceleration in the current environment. Merck's slowing growth rate plagued the stock all year. The decline in J&J was related to the prospect of a soon to be released competitive product in the cardiac stent market that J&J had dominated. We believe that the current valuation levels for both of these stocks are at the low end of their expected ranges. In the long run, we believe that they offer excellent return potential and we are confident that they will add value to the Fund.

     The Fund's position in Marsh & McLennan detracted from performance on the year as the shares significantly underperformed both the broad market and the financial sector in the second half of the year as a result of the widespread inquiry into misdeeds in the mutual fund industry. Among its portfolio of companies, Marsh & McLennan is the parent company of Putnam Investments, one of the mutual fund complexes hardest hit by the trading issues. The stock declined from a mid-year high of roughly $55 to nearly $38 in the fall, then subsequently rallied to close the year at $47.89. Putnam is believed to have lost approximately $50 billion in mutual fund assets as a result of the scandal, which will certainly have a negative impact on Marsh's earnings. However, the CEO has been replaced and we believe the issues can be corrected and expect the effects of the lost assets to be temporary. As a result, we have not reduced the position in the portfolio.

     During the year, we eliminated the Fund's position in Schering-Plough based on the deterioration of sales and earnings resulting from the loss of patent protection on key drugs that was worse than anticipated. The Fund was able to realize a tax loss on the shares, partially offsetting the loss of capital. Proceeds from the sale were used to establish positions in several companies that offered excellent long-term investment potential given valuation levels we believed to be too low. Each of these companies has very capable management teams, which we believe will increase shareholder value.

     Within the consumer staples sector, the Fund purchased Sara Lee and Safeway. Sara Lee was trading at the low end of historical ranges that we believe more than discounted the long-term earnings potential of its Sara Lee, Hanes and L'Eggs brands. Safeway was added after it had declined from approximately $45 per share into the mid-teens on fears about increasing competition in the supermarket industry. We believed the sell-off was overdone, and the shares were trading below fair value given the companies earnings prospects.

     We also initiated a position in Comcast, a cable communications company with more than 20 million subscribers. The company has a strong set of cable programs such as QVC, E! Entertainment Television, the Golf Channel, Outdoor Life Network and Style. In the industrial sector, we purchased Pitney Bowes, a global mail and document management company that made it through the recession with its strong record of positive earnings intact. We believe that the pick up in the economy will reaccelerate earnings and were able to establish a position at an attractive valuation. Temporary price declines also gave the Fund the opportunity to start positions in industry leaders American International Group in financials and Oracle in technology.

                    INVESTMENT ADVISER'S REPORT (CONCLUDED)

                              PERFORMANCE SUMMARY

                                             CHESTNUT STREET
                                              EXCHANGE FUND     S&P 500 INDEX    DJIA INDEX
                                             ---------------    -------------    ----------
4th Quarter, 2003..........................         9.75%            12.18%         13.35%
1 Year.....................................        25.78%            28.71%         28.29%
3 Years*...................................        -2.02%            -4.04%          1.04%
5 Years*...................................         0.03%            -0.56%          4.57%
10 Years*..................................        10.48%            11.07%         13.08%
Inception (12/29/76)
  Annualized*..............................        13.05%            12.71%         13.07%
  Cumulative...............................     2,674.10%         2,430.20%      2,658.12%

     Returns are as of December 31, 2003

     The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

     In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares

January 28, 2004                  BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                            STATEMENT OF NET ASSETS

                               DECEMBER 31, 2003

  SHARES                                                  VALUE
----------                                             ------------
COMMON STOCKS--97.7%
             BASICS--3.7%
   106,123   Air Products & Chemicals, Inc. ....       $  5,606,478
    90,747   Cabot Corporation..................          2,889,384
    52,855*  Cabot Microelectronics Corp. ......          2,589,895
                                                       ------------
                                                         11,085,757
                                                       ------------
             CAPITAL EQUIPMENT--6.4%
    95,519   Emerson Electric Company...........          6,184,855
   384,000   General Electric Co. ..............         11,896,320
    25,000   Pitney Bowes, Inc. ................          1,015,500
                                                       ------------
                                                         19,096,675
                                                       ------------
             CONSUMER CYCLICALS--6.1%
    69,000*  Comcast Corp. Class A..............          2,268,030
   136,206   Disney (Walt) Company..............          3,177,686
   152,000   3M Co. ............................         12,924,560
                                                       ------------
                                                         18,370,276
                                                       ------------
             ENERGY--4.0%
    44,280   BP plc ADR.........................          2,185,218
   155,296   Exxon Mobil Corp. .................          6,367,136
    60,432   Schlumberger, Ltd. ................          3,306,839
                                                       ------------
                                                         11,859,193
                                                       ------------
             FINANCIAL--22.3%
   117,433   American Express Co. ..............          5,663,794
    30,000   American International Group,
               Inc. ............................          1,988,400
   208,286   Bank of America Corp. .............         16,752,443
    70,000   Fannie Mae.........................          5,254,200
   116,352   Marsh & McLennan Companies,
               Inc. ............................          5,572,097
    50,647   Moody's Corporation................          3,066,676
   148,000   J.P. Morgan Chase & Co. ...........          5,436,040
    97,200   Wachovia Corporation...............          4,528,548
   314,532   Wells Fargo & Co. .................         18,522,789
                                                       ------------
                                                         66,784,987
                                                       ------------

  SHARES                                                  VALUE
----------                                             ------------
             HEALTHCARE--25.0%
   243,928   Abbott Laboratories, Inc. .........       $ 11,367,045
    78,354   Baxter International, Inc. ........          2,391,364
    79,516   IMS Health, Inc. ..................          1,976,768
   758,416   Johnson & Johnson, Inc. ...........         39,179,771
    48,448*  Medco Health Solutions, Inc. ......          1,646,747
   401,729   Merck & Company, Inc. .............         18,559,880
                                                       ------------
                                                         75,121,575
                                                       ------------
             RETAIL--0.6%
    57,133   Albertson's, Inc. .................          1,294,062
    20,000*  Safeway, Inc. .....................            438,200
                                                       ------------
                                                          1,732,262
                                                       ------------
             STAPLES--4.3%
   234,213   Coca Cola (The) Company............         11,886,310
    48,000   Sara Lee Corp. ....................          1,042,080
                                                       ------------
                                                         12,928,390
                                                       ------------
             TECHNOLOGY--21.3%
    61,097   Hewlett-Packard Company............          1,403,398
    41,884   International Business Machines
               Corporation......................          3,881,809
 1,545,204   Intel Corp. .......................         49,755,569
   110,800   Microsoft Corp. ...................          3,051,432
   357,354   Motorola, Incorporated.............          5,027,971
    50,000*  Oracle Corp. ......................            660,000
                                                       ------------
                                                         63,780,179
                                                       ------------
             TRANSPORTATION--2.2%
   119,796   Burlington Northern Santa Fe
               Corp. ...........................          3,875,401
    40,000   Union Pacific Corp. ...............          2,779,200
                                                       ------------
                                                          6,654,601
                                                       ------------
             UTILITIES--1.8%
   151,713   Verizon Communications, Inc. ......          5,322,092
                                                       ------------
                 Total Common Stocks
                   (Cost: $35,251,616)..........        292,735,987
                                                       ------------

                See Accompanying Notes to Financial Statements.

                      STATEMENT OF NET ASSETS (CONCLUDED)

   PAR                                                    VALUE
----------                                             ------------
SHORT-TERM OBLIGATIONS--2.7%
$8,100,000   Federal Home Loan Mortgage Corp.
               01/02/04, 0.75%..................       $  8,099,831
                                                       ------------
                   (Cost: $8,099,831)

TOTAL INVESTMENT IN SECURITIES
  (Cost: $43,351,447)............ 100.4%       300,835,818
Assets in excess of other
  liabilities....................   0.1%           447,036
Distributions payable............  (0.5%)       (1,601,378)
Payable to:
  Investment Advisors (Note B)...  (0.0%)          (85,694)
  Managing general partners (Note
    B)...........................  (0.0%)           (6,385)
  Custodian (Note B).............  (0.0%)           (2,979)
  Transfer Agent (Note B)........  (0.0%)           (2,938)
                                  -----       ------------
NET ASSETS (Applicable to 915,057
  partnership shares
  outstanding)................... 100.0%      $299,583,480
                                  =====       ============
NET ASSET VALUE PER SHARE........             $     327.39
                                              ============
NET ASSETS APPLICABLE TO SHARES
  OWNED BY:
Limited partners
  (910,301 shares)...............             $298,026,398
Managing general partners (4,756
  shares)........................                1,557,082
                                              ------------
Total net assets
  (915,057 shares)...............             $299,583,480
                                              ============

---------------
* Non-Income Producing

ADR-American Depositary Receipt

                See Accompanying Notes to Financial Statements.

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Dividends (Net of foreign taxes withheld
    of $7,530)............................   $ 5,436,429
  Interest................................        96,093
                                             -----------
        Total investment income...........     5,532,522
                                             -----------
Expenses
  Investment advisory fee.................       929,685
  Managing general partners' compensation
    and officer's salary..................        87,500
  Legal...................................        67,500
  Audit...................................        25,000
  Custodian...............................        24,093
  Printing................................        18,900
  Insurance...............................        17,541
  Transfer agent..........................        16,000
  Miscellaneous...........................         5,000
                                             -----------
      Total expenses......................     1,191,219
                                             -----------
        Net investment income.............     4,341,303
                                             -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized loss on sale of investment
    securities (for federal tax purposes
    net loss is $3,705,400)...............    (3,705,400)
  Realized gain from security
    transactions: distributed upon
    redemption of partnership shares......    25,691,943
  Unrealized appreciation of investments:
    Beginning of year.......  $219,286,594
    End of year.............   257,484,371
                              ------------
        Net change in unrealized
          appreciation....................    38,197,777
                                             -----------
        Net realized and unrealized gain
          on investments..................    60,184,320
                                             -----------
    Net increase in net assets resulting
      from operations.....................   $64,525,623
                                             ===========

                      STATEMENTS OF CHANGES IN NET ASSETS
                            YEARS ENDED DECEMBER 31,

                                 2003           2002
                             ------------   ------------
INCREASE/(DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..  $  4,341,303   $  4,117,025
    Net realized loss from
      security transactions
      (for federal income
      tax purposes net loss
      is $3,705,400 and
      $2,288,260)..........    (3,705,400)    (2,288,260)
    Excess of market value
      over book value of
      securities
      distributed upon
      redemption of
      partnership shares...    25,691,943      9,902,097
    Increase/(decrease) in
      unrealized
      appreciation of
      investments..........    38,197,777    (86,724,968)
                             ------------   ------------
    Increase/(decrease) in
      net assets resulting
      from operations......    64,525,623    (74,994,106)
                             ------------   ------------
  DISTRIBUTIONS TO PARTNERS
    FROM:
    Net investment
      income...............    (4,330,721)    (4,122,735)
                             ------------   ------------
  CAPITAL SHARE TRANSACTIONS:
    Net asset value of
      1,390 and 1,144
      shares issued in lieu
      of cash
      distributions........       391,979        348,519
    Cost of 100,338 and
      44,897 shares
      repurchased..........   (28,990,104)   (13,299,768)
                             ------------   ------------
    Decrease in net assets
      from capital share
      transactions of
      98,948 and 43,753....   (28,598,125)   (12,951,249)
                             ------------   ------------
    Total
      increase/(decrease)
      in net assets........    31,596,777    (92,068,090)
  NET ASSETS:
    Beginning of year......   267,986,703    360,054,793
                             ------------   ------------
    End of year*...........  $299,583,480   $267,986,703
                             ============   ============

---------------

* Includes undistributed net investment income of $11,600 and $1,018, respectively.

                See Accompanying Notes to Financial Statements.

                         CHESTNUT STREET EXCHANGE FUND

                              FINANCIAL HIGHLIGHTS

           (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH YEAR)

                                                         YEARS ENDED DECEMBER 31,
                                           ----------------------------------------------------
                                             2003       2002       2001       2000       1999
                                           --------   --------   --------   --------   --------
Net Asset Value, Beginning of Year.......  $ 264.29   $ 340.39   $ 362.68   $ 369.83   $ 347.51
                                           --------   --------   --------   --------   --------
Income From Investment Operations:
  Net investment income..................      4.61       3.99       3.79       3.76       3.64
  Net gain (loss) on securities (both
    realized and unrealized).............     63.09     (76.09)    (22.30)     (7.15)     22.39
                                           --------   --------   --------   --------   --------
       Total from investment
         operations......................     67.70     (72.10)    (18.51)     (3.39)     26.03
                                           --------   --------   --------   --------   --------
Less Distributions:
  From net investment income.............     (4.60)     (4.00)     (3.78)     (3.76)     (3.65)
  From realized gains....................        --         --         --         --      (0.06)
                                           --------   --------   --------   --------   --------
       Total distributions...............     (4.60)     (4.00)     (3.78)     (3.76)     (3.71)
                                           --------   --------   --------   --------   --------
Net Asset Value, End of Year.............  $ 327.39   $ 264.29   $ 340.39   $ 362.68   $ 369.83
                                           ========   ========   ========   ========   ========
Total Return.............................     25.78%    (21.25)%    (5.05)%    (0.92)%     7.52%
Ratios/Supplemental Data:
  Net Assets, End of Year (000's)........  $299,583   $267,987   $360,055   $398,580   $422,604
  Ratios to average net assets:
    Operating expenses...................      0.43%      0.41%      0.39%      0.38%      0.38%
    Net investment income................      1.57%      1.31%      1.12%      0.96%      1.00%
  Portfolio Turnover Rate................      1.18%      0.98%      0.00%      1.77%      2.48%

                See Accompanying Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

(A) ORGANIZATION

     Chestnut Street Exchange Fund (the "Fund"), a California Limited Partnership, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund's investment objective is to seek long-term growth of capital and, secondarily, current income. Effective January 1, 1998, the Fund changed its status for tax purposes from a partnership to a regulated investment company. The change resulted from the enactment of the "Publicly Traded Partnership" rules to the Internal Revenue Code in 1987, which first applied to the Fund after 1997.

(B) SIGNIFICANT ACCOUNTING PRINCIPLES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

          SECURITY VALUATIONS

        Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

          SECURITIES TRANSACTIONS AND INVESTMENT INCOME

        Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales and redemptions in kind are computed on the basis of specific identification for both financial reporting and income tax purposes. For securities exchanged into the Fund at the Fund's inception in 1976, the cost for financial reporting purposes is the value of those securities as used in the Exchange. The cost, for income tax purposes, of securities exchanged into the Fund is the tax basis of the individual investor. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

          DISTRIBUTIONS

        Distributions from net investment income are paid quarterly and recorded on the ex-dividend date. Distributions of capital gains, if any, are paid annually and recorded on the ex-dividend date.

          FEDERAL INCOME TAXES

        The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income which is distributed to shareholders. The Fund may elect not to distribute long-term capital gains to shareholders, but retain these gains and pay the income tax at the applicable corporate income tax rate. If the Fund elects to pay the tax on long-term capital gains, on the last day of the year the tax is paid, the partners are entitled to a proportionate credit for the tax payment and the tax basis of their shares is increased by the amount of undistributed gains less the tax paid by the Fund. At December 31, 2003, the Fund had a capital loss carryover of $5,993,660, of which $2,288,260 expires December 31, 2010 and $3,705,400 expires December 31, 2011. Therefore, no provision for federal income taxes is recorded in the financial statements.

(C) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     PNC Bank and BlackRock Institutional Management Corporation ("BIMC"), a majority-owned subsidiary of PNC Bank, are co-investment advisers to the Fund pursuant to an Advisory Agreement dated January 1, 1998. In June 1998, PNC Bank and BIMC restructured their operations and BlackRock Financial Management, Inc. ("BFM"), a majority-owned subsidiary of PNC Bank, assumed the rights and obligations of PNC Bank under the Advisory Agreement. The Fund pays BIMC an investment advisory fee for advisory, accounting and administrative services of BIMC and BFM.

     The Advisory Agreement provides for a fee at the annual rate of 4/10ths of 1% of the first $100,000,000 of the Fund's average daily net assets plus 3/10ths of 1% of net assets exceeding $100,000,000.

     PFPC Inc., an affiliate of PNC Bank, serves as the Fund's transfer and dividend disbursing agent. As compensation for these services, PFPC Inc. is entitled to a fee equal to $12,500 per year plus related out-of-pocket expense.

     PFPC Trust Company, a subsidiary of PFPC Inc, serves as the Fund's custodian. As compensation for its services as custodian, PFPC Trust Company is entitled to a fee computed at an annual rate of .0065% of the Fund's average gross assets plus additional fees based on the number and type of transactions.

     The managing general partners each receive a fixed fee as compensation for their services. In addition, the President and Principal Financial Officer receives additional payments for overseeing the Fund's activities and reimbursements of related expenses. Total payments to or for the managing general partners amounted to $87,500.

(D) INVESTMENT TRANSACTIONS

     Purchases and sales of investment securities (excluding short-term obligations) were $6,610,848 and $3,158,204, respectively, for the year ended December 31, 2003.

(E) NET ASSETS

     At December 31, 2003, net assets consisted of:

        Undistributed net investment income.........................  $     11,600
        Accumulated net realized losses on securities...............    (5,993,660)
        Net unrealized appreciation of investments (book basis).....   257,484,371
        Other capital -- paid-in or reinvested......................    48,081,169
                                                                      ------------
                                                                      $299,583,480
                                                                      ============

(F) DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The primary difference applicable to the Fund's distributions is the requirement to pass through 40% of its aggregate expenses to the partners of the Fund. This is required because the Fund has fewer than 500 partners and does not continuously offer shares. The partners treat this pass-through of expenses as a distribution of net investment income and a corresponding miscellaneous itemized deduction of investment expense.

      The tax character of distributions paid during 2003 and 2002 was as follows:

                                                                         2003         2002
                                                                      ----------   ----------
        Ordinary income.............................................  $4,807,208   $4,637,285
        Investment expense..........................................    (476,487)    (514,550)
                                                                      ----------   ----------
                                                                      $4,330,721   $4,122,735
                                                                      ==========   ==========

(G) TAX MATTERS

      At December 31, 2003, the components of distributable earnings on a tax basis were as follows:

        Undistributed ordinary income (before tax allocation
          described above)..........................................  $     11,600
        Capital loss carryover......................................    (5,993,660)
        Net unrealized appreciation of investments..................   262,839,878
                                                                      ------------
                                                                      $256,857,818
                                                                      ============

      The cost of investments for federal income tax purposes at December 31, 2003 was $37,995,940. The unrealized appreciation (an excess of value over cost) was $262,839,878. The difference between book basis and tax basis of investments is attributable to the use of the individual partners' tax basis for those securities contributed to the Fund at its inception, as required by law.

      On December 31, 2003, undistributed net realized gains (losses) on securities was decreased by $27,980,203 and additional paid in capital was increased by $27,980,203 due to permanent differing book and tax treatment of realized gains and losses. Net assets of the Fund were unaffected by this change.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Partners
Chestnut Street Exchange Fund

We have audited the accompanying statement of net assets of Chestnut Street Exchange Fund (the "Fund"), as of December 31, 2003, and the related statement of operations, statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2002 and the financial highlights for each of the four years in the period ended December 31, 2002 were audited by other auditors whose report dated February 14, 2003 expressed an unqualified opinion on the statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and a broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chestnut Street Exchange Fund as of December 31, 2003, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Briggs, Bunting & Dougherty, LLP

Philadelphia, Pennsylvania
January 23, 2004

ADDITIONAL INFORMATION

PricewaterhouseCoopers LLP ("PwC"), the independent auditors to Chestnut Street Exchange Fund (the "Registrant"), have been retained as an internal audit supporting service provider by The PNC Financial Services Group, Inc. ("PNC"), an affiliate of the Registrant's investment adviser and certain other of its service providers. In order to provide certain contemplated services to PNC and its affiliates in the future, which would cause PwC to no longer be independent with respect to the Registrant, PwC informed the Registrant on September 8, 2003 that it would decline to stand to serve as independent auditors to the Registrant as of October 29, 2003.

PwC's reports on the Registrant's financial statements for the fiscal year ended December 31, 2002 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's fiscal year ended December 31, 2002, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Registrant's financial statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On December 18, 2003, the Registrant by action of its Managing General Partners upon the recommendation of its Audit Committee engaged Briggs Bunting & Dougherty LLP as the independent auditors to audit the Registrant's financial statements for the fiscal year ending December 31, 2003. During the Registrant's fiscal year ended December 31, 2002, neither the Registrant, its portfolio nor anyone on their behalf has consulted Briggs Bunting & Dougherty LLP on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

------------------------------

The above information is required to be included in our Annual Report to Partners for two years following a change of independent auditors.

     INFORMATION ON THE MANAGING GENERAL PARTNERS AND OFFICERS OF THE FUND

The list below provides certain information about the identity and business experience of the Managing General Partners and officers of the Fund. The Fund's Statement of Additional information includes additional information about the Fund's Managing General Partners, which may be obtained from the Fund free of charge by calling 1-800-852-4750.

TERM OF OFFICE: The Fund's partnership agreement provides that each Managing General Partner holds officer until the earliest of (a) the election of his successor; or (b) the date a Managing General Partner dies, resigns, becomes insane, is adjudicated a bankrupt or is removed by a majority of the partners. The officers of the Fund are elected by the Managing General Partners and each officer holds office for one year or until he or she shall resign or be removed or until his or her successor is elected and qualified.

INTERESTED DIRECTORS*

Richard C. Caldwell(1)
Age 59

     POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED: Managing General Partner since 1997.

     PRINCIPAL OCCUPATIONS DURING THE LAST 5 YEARS: Advisory Director, PNC Florida, FSB; Advisory Director in Philadelphia and Southern New Jersey region for PNC Bank; Consultant for PNC Florida; Chairman, Florida Advisory Council; formerly President and Chief Executive Officer, PNC Bank FSB from May 1998 until July 1999; Director, JLC, Inc. since February 1996 (investment holding company); Director, DR Inc. since April 1994 (investment holding company).

     NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY FUND DIRECTOR:  1

Edward J. Roach(1)
Age: 79

     POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED: Managing General Partner since 2000, President since 2002 and Treasurer since 1981.

     PRINCIPAL OCCUPATIONS DURING THE LAST 5 YEARS: Certified Public Accountant; Partner of the accounting firm of Main Hurdman until 1981; Vice Chairman of the Board, Fox Chase Cancer Center; President, Vice President and/or Treasurer of one other investment company advised by BIMC; Director, The Bradford Funds, Inc. until 2000.

     NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY FUND DIRECTOR:  2

INDEPENDENT DIRECTORS

Robert R. Fortune(1)
Age: 87

     POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED: Managing General Partner since 1976 and Chairman since 1994.

     PRINCIPAL OCCUPATIONS DURING THE LAST 5 YEARS: Financial Consultant; Former Chairman, President and Chief Executive Officer, Associated Electric & Gas Insurance Service Limited from

     1984 to 1993; Member of the Financial Executives Institute and American Institute of Certified Public Accountants.

     NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY FUND DIRECTOR:  1

Langhorne B. Smith(1)
Age: 67

     POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED: Managing General Partner since 1997.

     PRINCIPAL OCCUPATIONS DURING THE LAST 5 YEARS: President and Director, The Sandridge Corporation (private investment company); Executive Vice President and Director, Claneil Enterprises, Inc. (private investment company).

     NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY FUND DIRECTOR:  1

David R. Wilmerding, Jr.(1)
Age: 68

     POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED: Managing General Partner since 1976.

     PRINCIPAL OCCUPATIONS DURING THE LAST 5 YEARS: Chairman, Wilmerding & Associates, Inc. (investment advisers) since February 1989; Director, Beaver Management Corporation (land management corporation); Director, People First, Inc., The Peoples Bank of Oxford (bank holdings company); Chairman and trustee of one other investment company advised by BIMC or its affiliates.

     NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY FUND DIRECTOR:  43

OFFICER

Michael P. Malloy(1)
Age: 44

     POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED: Secretary since 2001.

     PRINCIPAL OCCUPATIONS DURING THE LAST 5 YEARS: Partner in the law firm of Drinker Biddle & Reath LLP, Philadelphia.

NOTES

* These Managing General Partners each may be deemed to be an "interested director" of the Fund within the meaning of the Investment Company Act of 1940. Mr. Roach is an officer of the Fund and Mr. Caldwell owns stock of an affiliate of the adviser.

(1) Each Managing General Partner and officer may be contacted by writing to the Managing General Partner, c/o The Chestnut Street Exchange Fund, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809,
    Attn: Edward J. Roach.

(2) A Fund complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. David R. Wilmerding, Jr. also serves as Chairman and a Trustee of the BlackRock Funds and Mr. Roach serves as President and Treasurer of The RBB Fund, Inc.

---------------------------------------------------
---------------------------------------------------
                           MANAGING GENERAL PARTNERS

                              Richard C. Caldwell
                               Robert R. Fortune
                                Edward J. Roach
                               Langhorne B. Smith
                            David R. Wilmerding, Jr.

                              INVESTMENT ADVISERS

                      BlackRock Financial Management, Inc.
                                      and
                            BlackRock Institutional
                             Management Corporation
                              100 Bellevue Parkway
                           Wilmington, Delaware 19809

                                 TRANSFER AGENT

                                   PFPC Inc.
                                 P.O. Box 8950
                           Wilmington, Delaware 19899
                                 (800) 852-4750
---------------------------------------------------
---------------------------------------------------
---------------------------------------------------
---------------------------------------------------

                      [CHESTNUT STREET EXCHANGE FUND LOGO]

                                 ANNUAL REPORT
                               DECEMBER 31, 2003

                            CHESTNUT STREET EXCHANGE
                                      FUND

                              400 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 (302) 792-2555
                     Edward J. Roach, President & Treasurer
---------------------------------------------------
---------------------------------------------------

ITEM 2.  CODE OF ETHICS.

         (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics"). The Code of Ethics is attached hereto as Exhibit 11(a)(1).

         (b) There have been no amendments, during the period covered by this report, to the provisions of the Code of Ethics.

         (c) The registrant has not granted any waivers, including an implicit waiver, from any provision of the Code of Ethics.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of managing general partners has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its audit committee. Langhorne B. Smith is the "audit committee financial expert" and is "independent" (as each item is defined in Item 3 of Form N-CSR).

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $25,824 for 2002 and $17,500 for 2003.

         (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2002 and $0 for 2003.

         (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2002 and $0 for 2003.

         (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2002 and $0 for 2003.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

                      The Audit Committee does not have pre-approved policies and procedures. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before the accountant is engaged by the Registrant.

         (e)(2)       The percentage of services described in each of paragraphs
                      (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b)      Not applicable.

                           (c)      Not applicable.

                           (d)      Not applicable.

         (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

         (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2002 and $0 for 2003.

                  (h)      Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable for fiscal year reporting period ended December 31, 2003.

ITEM 10. CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or
                  15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

         (a)(1) The registrant's Code of Ethics for Chief Executive and Senior Financial Officers is filed herewith.

         (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

         (a)(3)     Not applicable.

         (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)        Chestnut Street Exchange Fund

By (Signature and Title)*   /s/ Edward J. Roach
                         -------------------------------------------------------
                            Edward J. Roach, President & Treasurer
                            (principal executive officer)

Date February 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Edward J. Roach
                         -------------------------------------------------------
                           Edward J. Roach, President & Treasurer
                           (principal executive and principal financial officer)

Date February 25, 2004

* Print the name and title of each signing officer under his or her signature.